UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 29, 2002


                                     0-1738
                            (Commission File Number)


                         ------------------------------


                          GENERAL KINETICS INCORPORATED
             (Exact name of registrant as specified in its charter)


           Virginia                                         54-0594435
    (State of Incorporation)                               (IRS Employer
                                                        Identification Number)


                   10688-D Crestwood Drive, Manassas, VA 20109
              (Address of registrant's principal executive office)


                                 (703) 331-8033
                         (Registrant's telephone number)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

99.1 Certification of the Chief Executive Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of the Chief Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.  Regulation FD Disclosure.

      On August 29, 2002, General Kinetics Corporation, a Virginia corporation (the "Company"), filed its annual report on Form 10-K for the year ended May 31, 2002, with the Securities and Exchange Commission. Accompanying such report were certifications of the Chief Executive Officer and the Chief Financial Officer of the Company, submitted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350). A copy of each of these certifications is attached as an exhibit hereto.

      The information included or incorporated herein, including the exhibits referenced above, is furnished pursuant to Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section, nor shall such information, including such exhibits, be deemed incorporated by reference in any filing under the Securities Act of 1933 except to the extent, if any, set forth by specific reference in such a filing.

                                Index to Exhibits

Exhibit No.       Description
-----------       -----------

99.1 Certification of the Chief Executive Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of the Chief Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENERAL KINETICS INCORPORATED


                                    By: /s/ Sandy B. Sewitch
                                       ------------------------------------
                                         Sandy B. Sewitch
                                         Chief Financial Officer
                                         (Principal Accounting Officer
                                         and Principal Financial Officer)

Date:  August 29, 2002